Exhibit 10.17

SECOND AMENDMENT TO CREDIT AGREEMENT
June 26, 2003

Capital Automotive L.P.
1420 Spring Hill Road
Suite 525
McLean, VA 22102
Attention: Treasurer and General Counsel

Re: Second Amendment (“Second Amendment”) to the Capital Automotive L.P. Revolving Credit Agreement dated as of March 29, 2002 by and among the financial institutions from time to time signatory thereto (each a “Lender”, and collectively the “Lenders”), Comerica Bank, as Agent for the Lenders (in such capacity, “Agent”), Capital Automotive L.P. (“Company”) and the Co-Borrowers from time to time signatory thereto (collectively with the Company, the “Borrowers”), as amended by that certain First Amendment to Credit Agreement dated as of May 1, 2002 (as amended, the “Credit Agreement”)

Ladies and Gentlemen:

          Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Second Amendment shall have the meanings given them in the Credit Agreement.

          Based upon the Agent’s receipt of the approval of the requisite Lenders (in the form attached to this Second Amendment) and subject to the terms and conditions set forth in this Second Amendment, the Agent hereby confirms the agreement by the requisite Lenders to amend and restate paragraph (a) of the definition of “Borrowing Base Limitations” in Section 1 of the Credit Agreement as stated below:

“(a) The Borrowing Base shall not include the value of any Eligible Property that has been included in the Borrowing Base for more than 12 consecutive months from the first day of the calendar month covered by the initial Borrowing Base Certificate submitted hereunder in which such Property was included as an Eligible Property, if such initial Borrowing Base Certificate was a regular Borrowing Base Certificate submitted under Section 7.2 (c) hereof, and 12 consecutive months from the first day of the month immediately following the month during which the Eligible Property was first included by the Borrowers in a special Borrowing Base Certificate submitted under Section 2.3(a)(iv).”

          Further, subject to the terms and conditions set forth in this Second Amendment, the Agent hereby also confirms the agreement by the requisite Lenders to delete the current Exhibit H to the Credit Agreement and insert an amended and restated Exhibit H in its place, such amended and restated Exhibit H to be in the form attached to this Second Amendment as Annex I.

          Except as set forth above, this Second Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, the Notes or any other Loan Document and shall not be deemed to be a waiver of or consent to any other matter.

          By signing and returning a counterpart of this Second Amendment to the Agent, Company acknowledges its acceptance of the terms of this Second Amendment. This Second Amendment shall not become effective unless and until (i) this Second Amendment is countersigned by the Borrowers, the Agent and the requisite Lenders and such countersignatures are returned to the Agent, (ii) the Acknowledgement of Guarantor `attached hereto is executed and delivered by Guarantor to Agent, (iii) Agent shall have received certified copies of company or partnership resolutions or other authority documents confirming, as applicable, the due authorization, execution and delivery of the Second Amendment by each of the Borrowers and the Guarantor, (iv) Agent shall have received that certain Closing Certificate dated as of the date hereof, and (v) payment to each Lender of an amendment fee (the “Amendment Fee”) in an amount equal to twenty (20) basis points times such Lender’s applicable Percentage of the Revolving Credit Aggregate Commitment. Upon receipt of the requisite signatures, the Amendment Fee and satisfaction of the terms and conditions set forth herein, this Second Amendment shall be deemed to be effective as of June 26, 2003.

Very truly yours,

COMERICA BANK, as Agent and Lender

By: /s/ Joseph M. Davignon

Its: First Vice President

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ACKNOWLEDGMENTS

Acknowledged and agreed:	BORROWERS:

CAPITAL AUTOMOTIVE L.P.

	By:	Capital Automotive REIT
	Its:	General Partner

	By:	/s/ David S. Kay

	Its:	Senior Vice President and Chief Financial Officer

CAR 1 MOM L.P., a Delaware limited partnership

BY: CAR MOM INC., it general partner

By: /s/ David S. Kay

Its: Senior Vice President and Chief Financial Officer

CAR 2 MOM L.P., a Delaware limited partnership

BY: CAR MOM INC., its general partner

By: /s/ David S. Kay

Its: Senior Vice President and Chief Financial Officer

CAR SON PARR L.P., a Delaware limited partnership

BY: CAR MOM INC., its general partner

By: /s/ David S. Kay

Its: Senior Vice President and Chief Financial Officer

          Dated as of June 26, 2003

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SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

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Approval of Second Amendment and Authorization

          The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to issue the Second Amendment to the Company.

LENDER:

BANK OF AMERICA

By:	/s/ K.W. Winston, III

Name:	K.W. Winston, III

Title:	Senior Vice President

Date: June 24, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

Approval of Second Amendment and Authorization

          The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

BANK ONE, N. A.

By:	/s/ Peter J. Valore

Name:	Peter J. Valore

Title:	Vice President

Date: June 26, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

Approval of Second Amendment and Authorization

          The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ronald P. Gudbrandsen

Name:	Ronald P. Gudbrandsen

Title:	Senior Vice President

Date: June 23, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

Approval of Second Amendment and Authorization

          The undersigned Lender, by its duly authorized officer, hereby confirms its approval of the attached Second Amendment on the terms and conditions set forth therein and its authorization to the Agent to deliver the Second Amendment to the Company.

LENDER:

TOYOTA MOTOR CREDIT CORPORATION, a California corporation

By: Name:	/s/ D. M. Taylor Mike Taylor
Title:	Corporate Manager Dealer Relations

Date: June 24, 2003

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

ACKNOWLEDGMENT OF GUARANTOR

          The undersigned, being an authorized officer of Capital Automotive REIT (the “Guarantor”) hereby acknowledges that (a) the Guarantor executed a Guaranty dated as of March 29, 2002, as amended by that certain First Amendment to Guaranty dated as of October 17, 2002 and that certain Second Amendment to Guaranty dated as of June 26, 2003 (as amended, the “Guaranty”) pursuant to which such Guarantor guaranteed the obligations of the Borrowers under that certain Capital Automotive L.P. Revolving Credit and Term Loan Agreement dated as of March 29, 2002, as amended (as amended, the “Credit Agreement”) by and among the Company, the Co-Borrowers from time to time signatory thereto (collectively with the Company, the “Borrowers”), certain financial institutions (the “Lenders”) and Comerica Bank as agent for the Lenders (the “Agent”) and (b) the Borrowers, the Lenders and the Agent have executed the Second Amendment to the Credit Agreement dated as of date hereof (the “Second Amendment”). The undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Second Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

          Dated as of the 26th day of June, 2003

CAPITAL AUTOMOTIVE REIT, a Maryland real estate trust

By:	/s/ David S. Kay
Its:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

ANNEX I

EXHIBIT H

(See Attached)

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT